Exhibit (10)(J)(4)

REVISED AND RESTATED

FIFTH AMENDMENT TO LEASE AGREEMENT

THIS REVISED AND RESTATED FIFTH AMENDMENT TO AGREEMENT OF LEASE is effective as of the 1st day of January, 2012 between Harleysville, LTD., a Pennsylvania limited partnership (hereinafter “Lessor”), and Harleysville Mutual Insurance Company, a Pennsylvania insurance corporation doing business at 355 Maple Avenue, Harleysville, PA 19438 (hereinafter “Lessee”).

WITNESSETH:

WHEREAS, Lessor and Lessee entered into a Lease Agreement dated as of January 1, 1995, for all that certain parcel of land, together with buildings and improvements erected thereon as set forth in Exhibit “A” to the Lease Agreement, which was amended by an Amendment to Lease Agreement dated as of January 1, 2000, and which was further amended by the Second Amendment to Lease Agreement dated as of January 1, 2005, the Third Amendment to Lease Agreement dated as of January 1, 2010, the Fourth Amendment to Lease Agreement dated as of January 1, 2011; and, the Fifth Amendment to Lease Agreement dated as of January 1, 2012 (collectively the “Lease”); and,

WHEREAS, Lessor and Lessee desire to revise and restate the Fifth Amendment to Lease Agreement dated as of January 1, 2012, and to amend the Lease with regard to continuing its term for another year.

NOW, THEREFORE, the parties hereto, for the mutual promises hereinafter contained, intending to be legally bound, do hereby agree as follows:

1.	Section 1 of the Fifth Amendment to Lease Agreement dated as of January 1, 2012 and Section 2 of the Lease shall be deleted in their entirety and the following substituted in their place:

“The term of this Lease shall be from January 1, 2012 to December 31, 2012.”

2.	All terms, conditions, and provisions of the Lease shall remain the same and are hereby ratified and confirmed, except as amended herein.

IN WITNESS WHEREOF, the Lessor and the Lessee have set their hands and seals the day and year first above written.

Lessor: HARLEYSVILLE, LTD. BY: HARLEYSVILLE GROUP INC., General Partner

Attest:		BY:
	David W. Galloway, III Vice President and Associate General Counsel		Arthur E. Chandler Senior Vice President and CFO

		BY:	HARLEYSVILLE PREFERRED INSURANCE COMPANY, Limited Partner

Attest:		BY:
	David W. Galloway, III Assistant Secretary		David K. Bond Vice President

		BY:	HARLEYSVILLE WORCESTER INSURANCE COMPANY, Limited Partner

Attest:		BY:
	David W. Galloway, III Assistant Secretary		David K. Bond Vice President

Lessee: HARLEYSVILLE MUTUAL INSURANCE COMPANY

Attest:		BY:
	David W. Galloway, III Vice President and Associate General Counsel		Mark R. Cummins Executive Vice President, Chief Investment Officer & Treasurer

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